UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2019

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	0-26224 (Commission File Number)	51-0317849 (IRS Employer Identification No.)

311 Enterprise Drive Plainsboro, NJ 08536 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 24, 2019, Integra LifeSciences Holdings Corporation (the “Company”) issued a press release announcing financial results for the quarter ended June 30, 2019 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item. In the financial statements portion of the Press Release, the Company has included a reconciliation of GAAP revenues to organic revenues for the quarters ended June 30, 2019 and 2018, GAAP net income to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the quarters ended June 30, 2019 and 2018, GAAP net income to adjusted net income for the quarters ended June 30, 2019 and 2018, GAAP earnings per diluted share to adjusted earnings per diluted share for the quarters ended June 30, 2019 and 2018, and GAAP operating cash flow to free cash flow and adjusted free cash flow conversion used by management for the quarters ended June 30, 2019 and 2018, as well as GAAP net income to adjusted net income and GAAP earnings per diluted share to adjusted earnings per diluted share used by management for guidance for the year 2019. In addition, the Company included a supplemental disclosure of revenue by reporting segments in the financial statements portion of the Press Release.

The information contained in Item 2.02 of this Current Report on Form 8-K (including the Press Release and selected historical financial information) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 of this Current Report on Form 8-K (including the Press Release and selected historical financial information) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Discussion of Adjusted Financial Measures
In addition to our GAAP results, we provide organic revenues, adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, free cash flow, and adjusted free cash flow conversion. Organic revenues consist of total revenues excluding the effects of currency exchange rates, revenues from current-period acquisitions and product discontinuances. The various measures of adjusted EBITDA consist of GAAP net income, excluding: (i) depreciation and amortization, (ii) other income (expense), (iii) interest income and expense, (iv) income tax expense (benefit), and (v) those operating expenses also excluded from adjusted net income. The measure of adjusted net income consists of GAAP net income, excluding: (i) structural optimization charges; (ii) acquisition- and integration-related charges; (iii) litigation charges; (iv) EU Medical Device Regulation charges; (v) intangible asset amortization expense; (vi) discontinued product lines charges; and (vii) income tax impact from adjustments. The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares outstanding. The measure of free cash flow consists of GAAP net cash provided by operating activities less purchases of property and equipment. The adjusted free cash flow conversion measure is calculated by dividing free cash flow by adjusted net income.
The Company believes that the presentation of organic revenues and the various adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, free cash flow and adjusted free cash flow conversion measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. Management uses non-GAAP financial measures in the form of organic revenues, adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, free cash flow and adjusted free cash flow conversion when evaluating operating performance because we believe that the inclusion or exclusion of the items described below, for which the amounts and/or timing may vary significantly depending upon the Company's acquisition, integration, and restructuring activities, for which the amounts are non-cash in nature, or for which the amounts are not expected to recur at the same magnitude, provides a supplemental measure of our operating results that facilitates comparability of our financial condition and operating performance from period to period, against our business model objectives, and against other companies in our industry. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our core business and the valuation of our Company.
Organic revenues, adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, free cash flow and adjusted free cash flow conversion are significant measures used by management for purposes of:

•	supplementing the financial results and forecasts reported to the Company's board of directors;

•	evaluating, managing and benchmarking the operating performance of the Company;

•	establishing internal operating budgets;

•	determining compensation under bonus or other incentive programs;

•	enhancing comparability from period to period;

•	comparing performance with internal forecasts and targeted business models; and

•	evaluating and valuing potential acquisition candidates.
The measure of organic revenues that we report reflects the increase in total revenues for the quarter ended June 30, 2019 adjusted for the effects of currency exchange rates, revenues from acquisitions, and product discontinuations on current period revenues. We provide this measure because changes in foreign currency exchange rates can distort our revenue reduction favorably or unfavorably, depending upon the strength of the U.S. dollar in relation to the various foreign currencies in which we generate revenues. We generate significant revenues outside the United States in multiple foreign currencies. We believe this measure provides useful information to determine the success of our international selling organizations in increasing sales of products in their local currencies without regard to fluctuations in currency exchanges rates, which we do not control. Additionally, significant acquisitions and discontinued product lines can distort our current period revenues when compared to prior periods.
The measure of adjusted net income reflects GAAP net income adjusted for one or more of the following items, as applicable:

•
Structural optimization charges. These charges, which include employee severance and other costs associated with exit or disposal of facilities, costs related to transferring manufacturing and/or distribution activities to different locations, and rationalization or enhancement of our organization, existing manufacturing, distribution, administrative, functional and commercial infrastructure. Some of these cost-saving and efficiency-driven activities are identified as opportunities in connection with acquisitions that provide the Company with additional capacity or economies of scale. Although recurring in nature, given management's ongoing review of the efficiency of our organization and structure, including manufacturing, distribution and administrative facilities and operations, management excludes these items when evaluating the operating performance of the Company because the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company's rationalization activities and are, in some cases, dependent upon opportunities identified in acquisitions, which also vary in frequency and magnitude.

•
Acquisition- and integration-related charges. Acquisition- and integration-related charges include (i) up-front fees and milestone payments that are expensed as incurred in connection with acquiring licenses or rights to technology for which no product has been approved for sale by regulatory authorities and such approval is not reasonably assured at the time such up-front fees or milestone payments are made, (ii) inventory fair value purchase accounting adjustments, (iii) changes in the fair value of contingent consideration after the acquisition date, (iv) costs related to acquisition integration, including systems, operations, retention and severance and (v) legal, accounting and other outside consultants expenses directly related to acquisitions or divestitures. Inventory fair value purchase accounting adjustments consist of the increase to cost of goods sold that occur as a result of expensing the “step up” in the fair value of inventory that we purchased in connection with acquisitions as that inventory is sold during the financial period. Although recurring, given the ongoing character of our development and acquisition programs, these acquisition, divestiture and in-licensing related charges are not factored into the evaluation of our performance by management after completion of development programs or acquisitions because they are of a temporary nature, they are not related to our core operating performance and the frequency and amount of such charges vary significantly based on the timing and magnitude of our development, acquisition and divestiture transactions as well as the level of inventory on hand at the time of acquisition.

•
Litigation charges. Management excludes this item when evaluating the Company’s operating performance because costs incurred related to non-recurring litigation are not reflective of its ongoing operations.

•
EU Medical Device Regulation charges. These charges represent costs specific to complying with the medical device reporting regulations and other requirements of the European Union’s regulation for medical devices. Management excludes this item when evaluating the Company’s operating performance because these costs incurred are not reflective of its ongoing operations

•
Discontinued product lines charges. These charges represent charges taken in connection with product lines that the Company discontinues. Management excludes this item when evaluating the Company’s operating performance because discontinued products do not provide useful information regarding the Company’s prospects for future performance.

•	Intangible asset amortization expense. Management excludes this item when evaluating the Company's operating performance because it is a non-cash expense.

•	Income tax impact from adjustments. Estimated impact on income tax expense related to the following:

(i)
Adjustments to income tax expense for the amount of additional tax expense that the Company estimates that it would record if it used non-GAAP results instead of GAAP results in the calculation of its tax provision, based on the statutory rate applicable to jurisdictions in which the above non-GAAP adjustments relate.

(ii)
When we calculate the adjusted tax rate, we include a full year estimate for all discrete items. We then apply that full year rate to the year-to-date results and calculate the current quarter’s rate to arrive at the year-to-date adjusted tax rate. We believe this removes significant variability in our results and creates a more operationally consistent result for our investors to use for comparability purposes.

Organic revenues, adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, free cash flow and adjusted free cash flow conversion are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the revenues, costs or benefits associated with the operations of the Company's business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. The Company expects to continue to acquire businesses and product lines and to incur expenses of a nature similar to many of the non-GAAP adjustments described above, and exclusion of these items from its adjusted financial measures should not be construed as an inference that all of these revenue adjustments or costs are unusual, infrequent or non-recurring. Some of the limitations in relying on the adjusted financial measures are:

•
The Company periodically acquires other companies or businesses, and we expect to continue to incur acquisition-related expenses and charges in the future. These costs can directly impact the amount of the Company's available funds or could include costs for aborted deals which may be significant and reduce GAAP net income.

•
All of the adjustments to GAAP net income have been tax affected at the Company's actual tax rates. Depending on the nature of the adjustments and the tax treatment of the underlying items, the effective tax rate related to adjusted net income could differ significantly from the effective tax rate related to GAAP net income.

In the financial tables portion of the Press Release, the Company has included a reconciliation of GAAP reported revenues to organic revenues for the quarters ended June 30, 2019 and 2018 and GAAP net income to adjusted EBITDA, GAAP net income to adjusted net income, GAAP earnings per diluted share to adjusted earnings per diluted share, and GAAP operating cash flow to free cash flow and adjusted free cash flow conversion used by management for the quarters ended June 30, 2019 and 2018. Also included are reconciliations for future periods.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release with attachments, dated July 24, 2019, issued by Integra LifeSciences Holdings Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

By:	/s/ Carrie Anderson
Carrie Anderson
Title:	Corporate Vice President and Chief Financial Officer

Date: July 24, 2019

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release with attachments, dated July 24, 2019, issued by Integra LifeSciences Holdings Corporation